Exhibit 10.1

THIRD LEASE AMENDMENT

In consideration of the rents and covenants set forth herein and in the Lease (as defined below), Landlord and Tenant hereby amend the Lease.

BASIC LEASE PROVISIONS

A.	DATE: The date of this Third Lease Amendment is February 27, 2015.

B.	LEASE: That certain lease dated as of July 2, 2001, as amended by that certain
Lease Amendment dated August 19, 2002 and that certain Lease Amendment dated September 25, 2002.

C.	LANDLORD: Delegates LLC, an Arizona limited liability company.

D.	TENANT: Universal Technical Institute of Phoenix, Inc., fka The Clinton Harley
Corporation, a Delaware corporation.

E.	PREMISES: 9755 Delegates Drive, Orlando, Florida

ARTICLE 1
TERM

Landlord and Tenant hereby agree that the Term of the Premises shall be extended from July 1, 2016 to expire at midnight on August 31, 2022.

ARTICLE 2
RENT

Commencing on July 1, 2016, the provisions of Article 3 Rent shall be and hereby are deleted and replaced in their entirety by the following rent provision:

Tenant shall pay, in advance, to Landlord, as rent for the premises, without notice, demand, deduction or any setoff whatsoever at the address of Landlord as set forth in Paragraph J of the Basic Lease Provisions or such other address as may be specified by Landlord, the following amounts, payable monthly on the first day of each month during the Term hereof.

Time Period	Number of Months	Annual Triple Net Base Rent Per Square Foot	Annual Triple Net Base Rent
07/01/16-12/31/16	6	$15.09	$477,726.76
10/01/17-12/31/17	12	$15.54	$983,946.18
01/01/18-12/31/18	12	$16.01	$1,013,705.10
01/01/19-12-31/19	12	$16.49	$1,044,097.30
01/01/20-12/31/20	12	$16.98	$1,075,122.60
01/01/21-12-31/21	12	$17.49	$1,107,414.30
01/01/22-08/31/22	8	$18.02	$760,648.20

ARTICLE 3
EFFECT

Other than as set forth above, the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have set their hands the day and year first above written.

LANDLORD:

Delegates LLC, an Arizona limited liability company

By: The White Family trust, managing member

By:    /s/ R. Randy Stolworthy
R. Randy Stolworthy, Trustee

TENANT:

Universal Technical Institute of Phoenix, Inc., fka The Clinton Harley Corporation, a Delaware corporation

By:    /s/ Eugene Putnam
Eugene Putnam, President and CFO